Exhibit 99.2

BASIS OF PRESENTATION

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions and preferred stock dividends, plus real estate related depreciation and amortization including adjustments for unconsolidated entities.  NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share of consolidated and unconsolidated properties.  As GGP conducts substantially all of its business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and since the limited common units of the Operating Partnership are included in total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its operations, Company NOI, Company EBITDA, and Company  FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses.  Same Store Company NOI is presented to exclude the effects of acquisitions, dispositions, changes in ownership and certain redevelopments and other properties.  Company NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders.  For reference, as an aid in understanding management’s computation of Company NOI, EBITDA, and FFO, a reconciliation of Company NOI to consolidated operating income, Company EBITDA, and Company FFO to net income (loss) in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Statements:
Consolidated Balance Sheets	1
Consolidated Statements of Operations	2

Proportionate Financial Statements:
Proportionate Balance Sheets	3
Overview	4
Company NOI, EBITDA, and FFO	5-6
Reconciliation of Non-GAAP to GAAP Financial Measures	7-8

Debt:
Debt Summary, at Share	9
Maturity Schedule	10
Debt Detail, at Share	11-14

Asset Transactions:
Summary of Transactions	15
Discontinued Operations	16

Portfolio Operating Metrics:
Key Operating Performance Indicators	17
Signed Leases All Less Anchors	18
Lease Expiration Schedule and Top Ten Tenants	19
Property Schedule	20-26

Miscellaneous:
Capital Information	27
Change in Total Common and Equivalent Shares	28
Development Summary	29-30
Capital Expenditures	31
Corporate Information	32
Glossary of Terms	33

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:

3	Proportionate Balance Sheet

The proportionate balance sheet adjusts GGP’s GAAP balance sheet for noncontrolling interests and adds the Company’s proportionate share of assets and liabilities related to investments accounted for under the equity method.

4	Overview	Summary of Company NOI, Same Store NOI, Company EBITDA and Company FFO on a proportionate basis.

5-6	Company NOI, EBITDA and FFO

Proportionate Results and FFO for the three and twelve months ended December 31, 2013 and 2012 adjusts GGP’s consolidated results and FFO for noncontrolling interests and adds the Company’s proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation. Company NOI, EBITDA and FFO exclude certain non-cash and non-recurring revenues and expenses that may not be indicative of future operations.

Portfolio Operating Metrics:

17	Key Operating Performance Indicators	Certain retail properties operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.

20-26	Property Schedule

By Property, gross leasable area detail, including:

Anchor tenant listing

Ownership percentage

Gross leasable area by space type (mall, anchor, strip center, office)

Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Statements

FINANCIAL OVERVIEW Consolidated Balance Sheets (In thousands)

	December 31, 2013	December 31, 2012
Assets:
Investment in real estate:
Land	$4,320,597	$4,278,471
Buildings and equipment	18,270,748	18,806,858
Less accumulated depreciation	(1,884,861)	(1,440,301)
Construction in progress	406,930	376,529
Net property and equipment	21,113,414	22,021,557
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,407,698	2,865,871
Net investment in real estate	23,521,112	24,887,428
Cash and cash equivalents	577,271	624,815
Accounts and notes receivable, net	478,899	260,860
Deferred expenses, net	189,452	179,837
Prepaid expenses and other assets	995,569	1,329,465
Total assets	$25,762,303	$27,282,405
Liabilities:
Mortgages, notes and loans payable	$15,672,437	$15,966,866
Investment in Unconsolidated Real Estate Affiliates	17,405	—
Accounts payable and accrued expenses	989,367	1,212,231
Dividend payable	134,476	103,749
Deferred tax liabilities	24,667	28,174
Tax indemnification liability	303,586	303,750
Junior Subordinated Notes	206,200	206,200
Warrant liability	—	1,488,196
Total liabilities	17,348,138	19,309,166
Redeemable noncontrolling interests:
Preferred	131,881	136,008
Common	97,021	132,211
Total redeemable noncontrolling interests	228,902	268,219
Equity:
Preferred stock	242,042	—
Stockholders’ equity	7,861,079	7,621,698
Noncontrolling interests in consolidated real estate affiliates	82,142	83,322
Total equity	8,185,263	7,705,020
Total liabilities and equity	$25,762,303	$27,282,405

FINANCIAL OVERVIEW Consolidated Statements of Operations (In thousands, except per share)

	Three Months Ended		Twelve Months Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Revenues:
Minimum rents	$414,870	$409,922	$1,588,883	$1,549,933
Tenant recoveries	184,610	176,077	723,634	700,914
Overage rents	28,659	35,413	56,212	69,756
Management fees and other corporate revenues	18,218	16,303	68,792	71,949
Other	35,006	26,045	89,866	74,286
Total revenues	681,363	663,760	2,527,387	2,466,838
Expenses:
Real estate taxes	64,212	52,957	243,941	219,139
Property maintenance costs	19,006	21,917	71,334	76,139
Marketing	8,155	11,662	26,214	33,263
Other property operating costs	84,952	88,506	352,466	361,345
Provision for doubtful accounts	571	1,373	4,068	4,017
Property management and other costs	41,432	40,641	164,777	159,600
General and administrative	14,658	7,602	49,237	39,120
Provisions for impairment	18,361	—	18,361	32,100
Depreciation and amortization	192,365	188,245	764,830	782,552
Total expenses	443,712	412,903	1,695,228	1,707,275
Operating income	237,651	250,857	832,159	759,563
Interest income	6,423	470	7,699	2,374
Interest expense	(176,351)	(206,342)	(736,560)	(794,550)
Loss on foreign currency	(7,312)	—	(7,312)	—
Warrant liability adjustment	—	(89,153)	(40,546)	(502,234)
Gains from changes in control of investment properties	—	—	219,784	18,547
Loss on extinguishment of debt	—	(15,007)	(36,479)	(15,007)
Income (loss) before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations, noncontrolling interests and preferred stock dividends	60,411	(59,175)	238,745	(531,307)
Benefit from (provision for) income taxes	891	(3,538)	(345)	(9,091)
Equity in income of Unconsolidated Real Estate Affiliates	17,754	15,135	58,919	54,984
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	9,189	23,358	9,837	23,358
Income (loss) from continuing operations	88,245	(24,220)	307,156	(462,056)
Discontinued operations:
(Loss) gain from discontinued operations, including gains (losses) on dispositions	(7,084)	9,120	(15,851)	(60,242)
Gain on extinguishment of debt	—	50,765	25,894	50,765
Discontinued operations, net	(7,084)	59,885	10,043	(9,477)
Net income (loss)	81,161	35,665	317,199	(471,533)
Allocation to noncontrolling interests	(3,964)	(3,464)	(14,671)	(9,700)
Net income (loss) attributable to GGP	77,197	32,201	302,528	(481,233)
Preferred stock dividends	(3,984)	—	(14,078)	—
Net income (loss) attributable to common stockholders	$73,213	$32,201	$288,450	$(481,233)
Basic Income (Loss) Per Share:
Continuing operations	$0.09	$(0.02)	$0.30	$(0.51)
Discontinued operations	(0.01)	0.06	0.01	(0.01)
Total basic income (loss) per share	$0.08	$0.04	$0.31	$(0.52)
Diluted Income (Loss) Per Share:
Continuing operations	$0.08	$(0.02)	$0.30	$(0.51)
Discontinued operations	(0.01)	0.06	0.01	(0.01)
Total diluted income (loss) per share	$0.07	$0.04	$0.31	$(0.52)

Proportionate Financial Statements

PROPORTIONATE FINANCIAL STATEMENTS Proportionate Balance Sheets (In thousands)

	As of				As of
	December 31, 2013				December 31, 2012
	GAAP	Noncontrolling Interests	GGP Share of Unconsolidated Real Estate Affiliates	GGP Total Share	GGP Total Share
Assets:
Investment in real estate:
Land	$4,320,597	$(31,806)	$701,547	$4,990,338	$4,965,238
Buildings and equipment	18,270,748	(149,728)	5,524,656	23,645,676	24,355,502
Less accumulated depreciation	(1,884,861)	17,660	(952,184)	(2,819,385)	(2,287,426)
Construction in progress	406,930	(65)	22,688	429,553	465,797
Net property and equipment	21,113,414	(163,939)	5,296,707	26,246,182	27,499,111
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,407,698	—	(2,407,698)	—	—
Net investment in real estate	23,521,112	(163,939)	2,889,009	26,246,182	27,499,111
Cash and cash equivalents	577,271	(3,090)	123,355	697,536	839,070
Accounts and notes receivable, net	478,899	(1,809)	71,931	549,021	312,115
Deferred expenses, net	189,452	(987)	126,395	314,860	320,493
Prepaid expenses and other assets	995,569	(4,176)	178,030	1,169,423	1,526,082
Total assets	$25,762,303	$(174,001)	$3,388,720	$28,977,022	$30,496,871
Liabilities:
Mortgages, notes and loans payable	$15,672,437	$(84,029)	$3,199,822	$18,788,230	$18,983,448
Investment in Unconsolidated Real Estate Affiliates	17,405	—	(17,405)	—	—
Accounts payable and accrued expenses	989,367	(7,830)	206,273	1,187,810	1,493,437
Dividend payable	134,476	—	—	134,476	103,749
Deferred tax liabilities	24,667	—	30	24,697	28,174
Tax indemnification liability	303,586	—	—	303,586	303,750
Junior Subordinated Notes	206,200	—		206,200	206,200
Warrant liability	—	—	—	—	1,488,196
Total liabilities	17,348,138	(91,859)	3,388,720	20,644,999	22,606,954
Redeemable noncontrolling interests:
Preferred	131,881	—	—	131,881	136,008
Common	97,021	—	—	97,021	132,211
Total redeemable noncontrolling interests	228,902	—	—	228,902	268,219

Equity:
Preferred stock	242,042	—	—	242,042	—
Stockholders’ equity	7,861,079	—	—	7,861,079	7,621,698
Noncontrolling interests in consolidated real estate affiliates	82,142	(82,142)	—	—	—
Total equity	8,185,263	(82,142)	—	8,103,121	7,621,698
Total liabilities and equity	$25,762,303	$(174,001)	$3,388,720	$28,977,022	$30,496,871

PROPORTIONATE FINANCIAL STATEMENTS Overview (In thousands, except per share)

	Three Months Ended			Twelve Months Ended
	December 31, 2013	December 31, 2012	Percentage Change	December 31, 2013	December 31, 2012	Percentage Change

Same Store NOI (1)	$582,173	$548,421	6.2%	$2,111,519	$1,992,893	6.0%
Non-Same Store (2)	19,575	26,239	-25.4%	77,092	91,406	-15.7%
Company NOI (3)	601,748	574,660	4.7%	2,188,611	2,084,299	5.0%

Company EBITDA (3)	556,374	536,345	3.7%	2,015,379	1,932,008	4.3%

Company FFO (3)	346,663	311,373	11.3%	1,147,671	991,716	15.7%
Company FFO per diluted share	$0.36	$0.31	17.0%	$1.16	$0.98	18.2%

Weighted average diluted common shares outstanding	967,096	1,016,407	-4.9%	987,226	1,008,285	-2.1%

(1)         Total termination fees were $0.8 million and $0.7 million for the three months ended December 31, 2013 and 2012, respectively.  Total termination fees were $14.3 million and $11.2 million for the twelve months ended December 31, 2013 and 2012, respectively.

(2)         Non-Same Store includes the periodic effects of acquisitions, changes in ownership and certain redevelopments and other properties.  Included in Non-Same Store is 49.9% of the operations of The Grand Canal Shoppes through May 15, 2013.  See Property Schedule on pages 20-26 for individual property details.

(3)         Refer to pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Three Months Ended December 31, 2013 and 2012 (In thousands)

	Three Months Ended December 31, 2013						Three Months Ended December 31, 2012
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company

Property revenues:
Minimum rents (1)	$414,870	$(3,463)	$97,500	$508,907	$5,426	$514,333	$409,922	$(3,468)	$84,242	$490,696	$10,646	$501,342
Tenant recoveries	184,610	(1,254)	40,709	224,065	—	224,065	176,077	(1,178)	35,118	210,017	—	210,017
Overage rents	28,659	(241)	8,369	36,787	—	36,787	35,413	(181)	6,596	41,828	—	41,828
Other revenue	35,006	(147)	5,122	39,981	—	39,981	26,045	(126)	5,563	31,482	—	31,482
Total property revenues	663,145	(5,105)	151,700	809,740	5,426	815,166	647,457	(4,953)	131,519	774,023	10,646	784,669
Property operating expenses:
Real estate taxes	64,212	(531)	12,792	76,473	(1,578)	74,895	52,957	(523)	11,683	64,117	(1,578)	62,539
Property maintenance costs	19,006	(128)	5,107	23,985	—	23,985	21,917	(147)	4,856	26,626	—	26,626
Marketing	8,155	(91)	2,782	10,846	—	10,846	11,662	(106)	2,755	14,311	—	14,311
Other property operating costs	84,952	(424)	20,129	104,657	(1,347)	103,310	88,506	(582)	18,064	105,988	(1,384)	104,604
Provision for doubtful accounts	571	7	(196)	382	—	382	1,373	48	508	1,929	—	1,929
Total property operating expenses	176,896	(1,167)	40,614	216,343	(2,925)	213,418	176,415	(1,310)	37,866	212,971	(2,962)	210,009
NOI	$486,249	$(3,938)	$111,086	$593,397	$8,351	$601,748	$471,042	$(3,643)	$93,653	$561,052	$13,608	$574,660
Management fees and other corporate revenues	18,218	—	—	18,218	—	18,218	16,303	—	—	16,303	—	16,303
Property management and other costs (2)	(41,432)	172	(7,037)	(48,297)	(395)	(48,692)	(40,641)	156	(6,127)	(46,612)	(424)	(47,036)
General and administrative	(14,658)	—	(242)	(14,900)	—	(14,900)	(7,602)	—	20	(7,582)	—	(7,582)
EBITDA	$448,377	$(3,766)	$103,807	$548,418	$7,956	$556,374	$439,102	$(3,487)	$87,546	$523,161	$13,184	$536,345
Depreciation on non-income producing assets	(3,192)	—	—	(3,192)	—	(3,192)	(1,630)	—	—	(1,630)	—	(1,630)
Interest income	6,423	—	184	6,607	—	6,607	470	(1)	84	553	—	553
Preferred unit distributions	(2,280)	—	—	(2,280)	—	(2,280)	(2,310)	—	—	(2,310)	—	(2,310)
Preferred stock dividends	(3,984)	—	—	(3,984)	—	(3,984)	—	—	—	—	—	—
Interest expense:
Default interest	(680)	—	—	(680)	680	—	(1,157)	—	—	(1,157)	1,157	—
Mark-to-market adjustments on debt	(1,912)	(95)	363	(1,644)	1,644	—	(2,326)	(90)	218	(2,198)	2,198	—
Write-off of mark-to-market adjustments on extinguished debt	(275)	—	(3,924)	(4,199)	4,199	—	(287)	—	—	(287)	287	—
Interest on existing debt	(173,484)	1,111	(35,883)	(208,256)	—	(208,256)	(202,572)	1,137	(32,996)	(234,431)	—	(234,431)
Loss on foreign currency	(7,312)	—	—	(7,312)	7,312	—	—	—	—	—	—	—
Warrant liability adjustment	—	—	—	—	—	—	(89,153)	—	—	(89,153)	89,153	—
Loss on extinguishment of debt	—	—	—	—	—	—	(15,007)	—	—	(15,007)	15,007	—
Provision for income taxes	891	19	8	918	(1,499)	(581)	(3,538)	10	(122)	(3,650)	3,171	(479)
FFO from discontinued operations (3)	1,544	—	1	1,545	430	1,975	52,838	—	7,461	60,299	(46,974)	13,325
	264,116	(2,731)	64,556	325,941	20,722	346,663	174,430	(2,431)	62,191	234,190	77,183	311,373
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	61,825	2,731	(64,556)	—	—	—	59,760	2,431	(62,191)	—	—	—
FFO	$325,941	$—	$—	$325,941	$20,722	$346,663	$234,190	$—	$—	$234,190	$77,183	$311,373

Company FFO per diluted share						$0.36						$0.31

(1)         Adjustments include amounts for straight-line rent of ($15,939) and ($12,781) and above/below market lease amortization of $21,365 and $23,427 for the three months ended December 31, 2013 and 2012, respectively.

(2)         Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

(3)         Company FFO includes FFO from discontinued operations.  Adjustments primarily relate to straight-line rent, above/below market lease amortization and other non-comparable items.

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Twelve Months Ended December 31, 2013 and 2012 (In thousands)

	Twelve Months Ended December 31, 2013						Twelve Months Ended December 31, 2012
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company

Property revenues:
Minimum rents (1)	$1,588,883	$(14,143)	$363,346	$1,938,086	$27,918	$1,966,004	$1,549,933	$(12,152)	$335,494	$1,873,275	$24,555	$1,897,830
Tenant recoveries	723,634	(4,841)	159,579	878,372	—	878,372	700,914	(4,505)	143,940	840,349	—	840,349
Overage rents	56,212	(486)	15,829	71,555	—	71,555	69,756	(392)	12,196	81,560	—	81,560
Other revenue	89,866	(440)	15,677	105,103	—	105,103	74,286	(372)	14,903	88,817	—	88,817
Total property revenues	2,458,595	(19,910)	554,431	2,993,116	27,918	3,021,034	2,394,889	(17,421)	506,533	2,884,001	24,555	2,908,556
Property operating expenses:
Real estate taxes	243,941	(2,126)	51,542	293,357	(6,312)	287,045	219,139	(2,063)	46,917	263,993	(6,312)	257,681
Property maintenance costs	71,334	(406)	17,107	88,035	—	88,035	76,139	(425)	17,084	92,798	—	92,798
Marketing	26,214	(263)	7,840	33,791	—	33,791	33,263	(318)	7,994	40,939	—	40,939
Other property operating costs	352,466	(2,066)	78,491	428,891	(10,121)	418,770	361,345	(2,218)	74,366	433,493	(5,668)	427,825
Provision for doubtful accounts	4,068	(29)	743	4,782	—	4,782	4,017	15	982	5,014	—	5,014
Total property operating expenses	698,023	(4,890)	155,723	848,856	(16,433)	832,423	693,903	(5,009)	147,343	836,237	(11,980)	824,257
NOI	$1,760,572	$(15,020)	$398,708	$2,144,260	$44,351	$2,188,611	$1,700,986	$(12,412)	$359,190	$2,047,764	$36,535	$2,084,299
Management fees and other corporate revenues	68,792	—	—	68,792	—	68,792	71,949	—	—	71,949	—	71,949
Property management and other costs (2)	(164,777)	638	(25,959)	(190,098)	(1,698)	(191,796)	(159,600)	575	(23,660)	(182,685)	(1,696)	(184,381)
General and administrative	(49,237)	—	(991)	(50,228)	—	(50,228)	(39,120)	15	(754)	(39,859)	—	(39,859)
EBITDA	$1,615,350	$(14,382)	$371,758	$1,972,726	$42,653	$2,015,379	$1,574,215	$(11,822)	$334,776	$1,897,169	$34,839	$1,932,008
Depreciation on non-income producing assets	(12,232)	—	—	(12,232)	—	(12,232)	(8,240)	—	—	(8,240)	—	(8,240)
Interest income	7,699	(1)	533	8,231	—	8,231	2,374	(3)	285	2,656	—	2,656
Preferred unit distributions (3)	(9,287)	—	—	(9,287)	—	(9,287)	(12,414)	—	—	(12,414)	3,098	(9,316)
Preferred stock dividends	(14,078)	—	—	(14,078)	—	(14,078)	—	—	—	—	—	—
Interest expense:
Default interest	(3,735)	—	—	(3,735)	3,735	—	(4,602)	—	(309)	(4,911)	4,911	—
Mark-to-market adjustments on debt	(12,834)	(373)	(590)	(13,797)	13,797	—	11,204	(365)	2,035	12,874	(12,874)	—
Write-off of mark-to-market adjustments on extinguished debt	5,696	—	(3,513)	2,183	(2,183)	—	33,069	1	—	33,070	(33,070)	—
Debt extinguishment expenses	—	—	—	—	—	—	(186)	—	(4)	(190)	190	—
Interest on existing debt	(725,687)	4,478	(138,944)	(860,153)	—	(860,153)	(834,035)	4,662	(137,819)	(967,192)	—	(967,192)
Loss on foreign currency	(7,312)	—	—	(7,312)	7,312	—	—	—	—	—	—	—
Warrant liability adjustment	(40,546)	—	—	(40,546)	40,546	—	(502,234)	—	—	(502,234)	502,234	—
Loss on extinguishment of debt (4)	(36,479)	—	—	(36,479)	36,479	—	(15,007)	—	—	(15,007)	15,007	—
Provision for income taxes	(345)	72	(202)	(475)	(1,756)	(2,231)	(9,091)	58	(441)	(9,474)	7,372	(2,102)
FFO from discontinued operations (5)	31,853	—	13,953	45,806	(23,764)	22,042	73,953	—	21,020	94,973	(51,071)	43,902
	798,063	(10,206)	242,995	1,030,852	116,819	1,147,671	309,006	(7,469)	219,543	521,080	470,636	991,716
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	232,789	10,206	(242,995)	—	—	—	212,074	7,469	(219,543)	—	—	—
FFO	$1,030,852	$—	$—	$1,030,852	$116,819	$1,147,671	$521,080	$—	$—	$521,080	$470,636	$991,716

Company FFO per diluted share						$1.16						$0.98

(1)         Adjustments include amounts for straight-line rent of ($62,862) and ($75,550) and above/below market lease amortization of $90,780 and $100,105 for the twelve months ended December 31, 2013 and 2012, respectively.

(2)         Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

(3)         Adjustment is related to the distribution of Rouse Properties, Inc. shares to preferred unit holders as a result of the spin-off.

(4)         Adjustments include $24.0 million in prepayment fees to retire 5.375% and 6.75% unsecured notes due November 2013 and 2015, respectively, ($700.5 million), a $5.8 million prepayment penalty on a secured 7.50% mortgage note due January 2014 ($100.3 million) and $6.6 million in fees related to the refinancing of the secured corporate loan ($1.5 billion).

(5)         Company FFO includes FFO from discontinued operations.  Adjustments primarily relate to straight-line rent, above/below market lease amortization and other non-comparable items.

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Reconciliation of Company NOI to GAAP Operating Income
Company NOI:	$601,748	$574,660	$2,188,611	$2,084,299
Adjustments for minimum rents, real estate taxes and other property operating costs (1)	(8,351)	(13,608)	(44,351)	(36,535)
Proportionate NOI	593,397	561,052	2,144,260	2,047,764
Unconsolidated Properties	(111,086)	(93,653)	(398,708)	(359,190)
Consolidated Properties	482,311	467,399	1,745,552	1,688,574
Management fees and other corporate revenues	18,218	16,303	68,792	71,949
Property management and other costs	(41,432)	(40,641)	(164,777)	(159,600)
General and administrative	(14,658)	(7,602)	(49,237)	(39,120)
Provisions for impairment	(18,361)	—	(18,361)	(32,100)
Depreciation and amortization	(192,365)	(188,245)	(764,830)	(782,552)
Noncontrolling interest in operating income of Consolidated Properties and other	3,938	3,643	15,020	12,412
Operating income	$237,651	$250,857	$832,159	$759,563

Reconciliation of Company EBITDA to GAAP Net Income (Loss) Attributable to GGP
Company EBITDA	$556,374	$536,345	$2,015,379	$1,932,008
Adjustments for minimum rents, property operating expenses and property management and other costs (1)	(7,956)	(13,184)	(42,653)	(34,839)
Proportionate EBITDA	548,418	523,161	1,972,726	1,897,169
Unconsolidated Properties	(103,807)	(87,546)	(371,758)	(334,776)
Consolidated Properties	444,611	435,615	1,600,968	1,562,393
Depreciation and amortization	(192,365)	(188,245)	(764,830)	(782,552)
Noncontrolling interest in NOI of Consolidated Properties	3,938	3,643	15,020	12,412
Interest income	6,423	470	7,699	2,374
Interest expense	(176,351)	(206,342)	(736,560)	(794,550)
Loss on foreign currency	(7,312)	—	(7,312)	—
Warrant liability adjustment	—	(89,153)	(40,546)	(502,234)
(Provision for) benefit from income taxes	891	(3,538)	(345)	(9,091)
Provision for impairment excluded from FFO	(18,361)	—	(18,361)	(32,100)
Equity in income of Unconsolidated Real Estate Affiliates	17,754	15,135	58,919	54,984
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	9,189	23,358	9,837	23,358
Discontinued operations	(7,084)	59,885	10,043	(9,477)
Gains from changes in control of investment properties	—	—	219,784	18,547
Loss on extinguishment of debt	—	(15,007)	(36,479)	(15,007)
Allocation to noncontrolling interests	(4,136)	(3,620)	(15,309)	(10,290)
Net income (loss) attributable to GGP	$77,197	$32,201	$302,528	$(481,233)

(1)         Refer to Pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Reconciliation of Company FFO to GAAP Net Income (Loss) Attributable to GGP
Company FFO	$346,663	$311,373	$1,147,671	$991,716
Adjustments for minimum rents, property operating expenses and property management and other costs, market rate adjustments, debt extinguishment, income taxes and FFO from discontinued operations (1)	(20,722)	(77,183)	(116,819)	(470,636)
Proportionate FFO	325,941	234,190	1,030,852	521,080
Depreciation and amortization of capitalized real estate costs	(235,990)	(230,116)	(930,704)	(932,704)
Gains from changes in control of investment properties	—	—	219,784	18,547
Preferred stock dividends	3,984	—	14,078	—
Gains on sales of investment properties	9,216	34,747	9,026	47,884
Noncontrolling interests in depreciation of Consolidated Properties	1,788	1,520	7,151	6,870
Provision for impairment excluded from FFO	(18,361)	—	(18,361)	(32,100)
Provision for impairment excluded from FFO of discontinued operations	(7,599)	—	(12,574)	(76,581)
Redeemable noncontrolling interests	(726)	(261)	(2,289)	3,492
Depreciation and amortization of discontinued operations	(1,056)	(7,879)	(14,435)	(37,721)
Net income (loss) attributable to GGP	$77,197	$32,201	$302,528	$(481,233)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$111,086	$93,653	$398,708	$359,190
Net property management fees and costs	(7,037)	(6,127)	(25,959)	$(23,660)
General and administrative and provisions for impairment	(242)	20	(991)	(754)
EBITDA	103,807	87,546	371,758	334,776
Net interest expense	(39,260)	(32,694)	(142,514)	(135,812)
Provision for income taxes	8	(122)	(202)	(441)
FFO of discontinued Unconsolidated Properties	1	7,461	13,953	21,020
FFO of Unconsolidated Properties	64,556	62,191	242,995	219,543
Depreciation and amortization of capitalized real estate costs	(46,817)	(47,058)	(184,115)	(164,711)
Other, including gain on sales of investment properties	15	2	39	152
Equity in income of Unconsolidated Real Estate Affiliates	$17,754	$15,135	$58,919	$54,984

(1)         Refer to Pages 5-6 (Company NOI, EBITDA and FFO).

DEBT

DEBT SUMMARY, AT SHARE As of December 31, 2013 (In thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2014	2015	2016	2017	2018	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.55%	$13,813,929	7.5	$182,719	$639,617	$855,367	$718,032	$118,892	$9,987,333	$12,501,960
Property Level Unconsolidated	4.50%	3,018,030	7.0	—	183,409	—	158,070	186,862	2,273,853	2,802,194
Corporate Consolidated	4.41%	13,179	1.9	—	573	—	—	—	—	573
Total Fixed Rate	4.54%	$16,845,138	7.4	$182,719	$823,599	$855,367	$876,102	$305,754	$12,261,186	$15,304,727

Variable Rate
Property Level Consolidated(1)	2.61%	$1,700,815	4.4	$—	$—	$—	$—	$1,670,808	$—	$1,670,808
Property Level Unconsolidated	2.81%	176,250	3.8	—	—	—	150,544	16,250	—	166,794
Junior Subordinated Notes Due 2041	1.69%	206,200	27.3	—	—	—	—	—	206,200	206,200
Total Variable Rate	2.54%	$2,083,265	6.6	$—	$—	$—	$150,544	$1,687,058	$206,200	$2,043,802

Total	4.32%	$18,928,403	7.3	$182,719	$823,599	$855,367	$1,026,646	$1,992,812	$12,467,386	$17,348,529

		Total Amortization		$186,827	$182,284	$207,536	$181,193	$162,786	$659,248	$1,579,874

							Total Maturities and Amortization (2), (3)			$18,928,403

(1)       Properties provide mortgage collateral as guarantors.  The $1.5 billion corporate loan is cross collateralized.

(2)       Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$18,928,403
Market rate adjustments, net	3,365
Junior Subordinated Notes Due 2041	(206,200)
Corporate Revolver	51,800
Other loans payable	10,862
Total	$18,788,230

(3)             Reflects maturities and amortization for periods subsequent to December 31, 2013.

DEBT

Maturity Schedule(1), (2)

(1) Net present value of debt is $9.9 billion at 8% discount rate.

(2) Maturities in 2022 include $1.4 billion for Ala Moana.

DEBT DETAIL, AT SHARE(1) As of December 31, 2013 (In thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (2)	at Maturity	Coupon Rate	as of 12/31/2013 (3)	2014	2015	2016	2017	2018	Subsequent
Fixed Rate

Consolidated Property Level
Bayside Marketplace (Bond)	100%	$1,255	2014	$1,255	5.75%	No	$—	$—	$—	$—	$—	$—
Woodbridge Center	100%	184,294	2014	181,464	4.24%	No	2,830	—	—	—	—	—
Boise Towne Plaza	100%	9,492	2015	8,917	4.70%	No	378	197	—	—	—	—
Lynnhaven Mall	100%	213,875	2015	203,367	5.05%	No	6,906	3,602	—	—	—	—
Paramus Park	100%	94,467	2015	90,242	4.86%	No	2,567	1,658	—	—	—	—
Peachtree Mall	100%	80,842	2015	77,085	5.08%	No	2,615	1,142	—	—	—	—
Quail Springs Mall	100%	68,981	2015	66,864	6.74%	No	1,464	653	—	—	—	—
Regency Square Mall (4)	100%	84,772	2015	75,797	3.59%	No	7,155	1,820	—	—	—	—
The Shops at La Cantera	75%	120,258	2015	117,345	5.95%	No	1,913	1,000	—	—	—	—
Brass Mill Center	100%	104,478	2016	93,347	4.55%	No	4,665	4,884	1,582	—	—	—
Coronado Center	100%	152,304	2016	135,704	5.08%	No	4,931	5,189	6,480	—	—	—
Glenbrook Square	100%	159,595	2016	141,325	4.91%	No	5,244	5,510	7,516	—	—	—
Lakeside Mall	100%	159,905	2016	144,451	4.28%	No	5,894	6,155	3,405	—	—	—
Lincolnshire Commons	100%	26,469	2016	24,629	5.98%	No	572	607	661	—	—	—
Ridgedale Center	100%	159,578	2016	143,281	4.86%	No	4,931	5,650	5,716	—	—	—
The Maine Mall	100%	194,394	2016	172,630	4.84%	No	6,486	6,811	8,467	—	—	—
Apache Mall	100%	97,851	2017	91,402	4.32%	No	1,700	1,776	1,843	1,130	—	—
Beachwood Place	100%	219,722	2017	190,177	5.60%	No	6,289	6,656	9,274	7,326	—	—
Eastridge (CA)	100%	160,363	2017	143,626	5.79%	Yes - Partial	3,566	3,781	5,509	3,881	—	—
Four Seasons Town Centre	100%	86,433	2017	72,532	5.60%	No	3,518	3,722	4,940	1,721	—	—
Mall of Louisiana	100%	216,848	2017	191,409	5.81%	No	5,326	5,647	8,074	6,392	—	—
Provo Towne Center (5)	75%	30,766	2017	28,886	4.53%	No	521	544	566	249	—	—
Hulen Mall	100%	129,657	2018	118,702	4.25%	No	2,127	2,221	2,304	2,421	1,882	—
The Gallery at Harborplace - Other	100%	9,006	2018	190	6.05%	No	1,795	1,907	2,026	2,152	936	—
Governor’s Square	100%	71,353	2019	66,488	6.69%	No	848	906	969	1,035	1,107	—
Oak View Mall	100%	79,916	2019	74,467	6.69%	No	949	1,015	1,085	1,160	1,240	—
Park City Center	100%	190,317	2019	172,224	5.34%	No	2,956	3,119	3,264	3,473	3,666	1,615
Fashion Place	100%	226,730	2020	226,730	3.64%	No	—	—	—	—	—	—
Mall St. Matthews	100%	186,662	2020	170,305	2.72%	No	—	—	1,985	4,067	4,181	6,124
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	—	1,532	6,279	6,531	6,794	11,936
Town East Mall	100%	160,270	2020	160,270	3.57%	No	—	—	—	—	—	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—
Tysons Galleria	100%	323,641	2020	282,081	4.06%	No	5,542	5,773	5,979	6,266	6,528	11,472
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—
Deerbrook Mall	100%	148,302	2021	127,934	5.25%	No	2,368	2,497	2,612	2,776	2,928	7,187
Fashion Show - Other	100%	4,913	2021	1,577	6.06%	Yes - Full	343	364	386	411	437	1,395
Fox River Mall	100%	180,808	2021	156,373	5.46%	No	2,743	2,901	3,038	3,238	3,422	9,093
Northridge Fashion Center	100%	241,431	2021	207,503	5.10%	No	3,964	4,175	4,362	4,627	4,871	11,929
Oxmoor Center	100%	91,796	2021	79,217	5.37%	No	1,416	1,497	1,566	1,668	1,761	4,671
Park Place	100%	192,764	2021	165,815	5.18%	No	3,099	3,266	3,414	3,626	3,821	9,723
Providence Place	100%	368,458	2021	320,526	5.65%	No	5,427	5,745	6,025	6,437	6,816	17,482
Rivertown Crossings	100%	163,323	2021	141,356	5.52%	No	2,462	2,604	2,728	2,910	3,077	8,186
Westlake Center - Land	100%	2,437	2021	2,437	12.90%	No	—	—	—	—	—	—
White Marsh Mall	100%	190,000	2021	190,000	3.66%	No	—	—	—	—	—	—
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
Bellis Fair	100%	91,223	2022	77,060	5.23%	No	1,444	1,524	1,594	1,694	1,786	6,121
Coastland Center	100%	127,479	2022	102,621	3.76%	No	2,417	2,509	2,594	2,707	2,812	11,819
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	—	349	1,448	1,533	1,623	6,808

DEBT DETAIL, AT SHARE(1) As of December 31, 2013 (In thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (2)	at Maturity	Coupon Rate	as of 12/31/2013 (3)	2014	2015	2016	2017	2018	Subsequent
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	—	420	1,054	4,057
North Star Mall	100%	332,135	2022	270,113	3.93%	No	6,188	6,440	6,666	6,973	7,256	28,499
Rogue Valley Mall	100%	55,000	2022	48,245	4.50%	No	—	137	852	899	941	3,926
Spokane Valley Mall (5)	75%	46,174	2022	38,484	4.65%	No	763	800	833	879	921	3,494
The Gallery at Harborplace	100%	80,249	2022	68,096	5.24%	No	1,194	1,258	1,315	1,398	1,474	5,514
The Oaks Mall	100%	136,504	2022	112,842	4.55%	No	2,252	2,357	2,451	2,584	2,706	11,312
The Shoppes at Buckland Hills	100%	126,887	2022	107,820	5.19%	No	1,926	2,030	2,121	2,253	2,375	8,362
The Streets at Southpoint	94%	245,440	2022	207,909	4.36%	No	2,346	4,162	4,348	4,542	4,744	17,389
Westroads Mall	100%	154,181	2022	127,455	4.55%	No	2,542	2,663	2,769	2,919	3,056	12,777
Augusta Mall	100%	170,000	2023	170,000	4.36%	No	—	—	—	—	—	—
Boise Towne Square	100%	135,220	2023	106,372	4.79%	No	2,380	2,495	2,618	2,746	2,880	15,729
Crossroads Center (MN)	100%	105,941	2023	83,026	3.25%	No	2,155	2,228	2,293	2,379	2,459	11,401
Cumberland Mall	100%	160,000	2023	160,000	3.67%	No	—	—	—	—	—	—
Meadows Mall	100%	162,936	2023	118,726	3.96%	No	3,904	4,064	4,212	4,402	4,582	23,046
Oglethorpe Mall	100%	150,000	2023	136,166	3.90%	No	—	—	—	—	1,058	12,776
Pecanland Mall	100%	90,000	2023	75,750	3.88%	No	—	1,160	1,606	1,682	1,749	8,053
Prince Kuhio Plaza	100%	44,695	2023	35,974	4.10%	No	765	798	827	867	903	4,561
Staten Island Mall	100%	262,852	2023	206,942	4.77%	No	4,666	4,892	5,131	5,381	5,643	30,197
Stonestown Galleria	100%	180,000	2023	164,720	4.39%	No	—	—	—	—	462	14,818
The Crossroads (MI)	100%	100,000	2023	80,833	4.42%	No	1,573	1,645	1,708	1,799	1,881	10,561
The Woodlands	100%	259,727	2023	207,057	5.04%	No	4,486	4,716	4,959	5,215	5,484	27,810
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	—	822	3,401	3,595	3,798	25,961
Fashion Show	100%	835,000	2024	835,000	4.03%	No	—	—	—	—	—	—
Jordan Creek Town Center	100%	220,000	2024	177,448	4.37%	No	3,217	3,645	3,783	3,980	4,160	23,767
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	—	814	3,371	3,564	3,767	25,797
Pembroke Lakes Mall	100%	260,000	2025	260,000	3.56%	No	—	—	—	—	—	—
Valley Plaza Mall	100%	240,000	2025	206,847	3.75%	No	—	—	—	—	3,168	29,985
Willowbrook Mall	100%	360,000	2025	360,000	3.55%	No	—	—	—	—	—	—
North Point Mall	100%	250,000	2026	218,205	4.54%	No	—	—	—	—	—	31,795
Providence Place - Other	100%	40,156	2028	2,381	7.75%	No	1,597	1,724	1,861	2,009	1,934	28,650
Provo Towne Center Land	75%	2,249	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,212
Consolidated Property Level		$13,813,929		$12,501,960	4.55%		$161,325	$159,758	$174,816	$139,917	$128,143	$548,010

Unconsolidated Property Level
Alderwood	50%	$123,845	2015	$120,409	6.65%	No	$2,128	$1,308	$—	$—	$—	$—
Pinnacle Hills Promenade	50%	70,000	2015	63,000	5.57%	No	7,000	—	—	—	—	—
Center Pointe Plaza	50%	6,118	2017	5,570	6.31%	No	171	183	194	—	—	—
Riverchase Galleria (6)	50%	152,500	2017	152,500	4.50%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	158,262	2018	158,262	3.44%	No	—	—	—	—	—	—
Plaza Frontenac	55%	28,600	2018	28,600	3.04%	No	—	—	—	—	—	—
First Colony Mall	50%	92,500	2019	84,473	4.50%	No	122	1,498	1,566	1,639	1,714	1,488
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	583	3,594	3,762	3,939	3,423
The Grand Canal Shoppes	50%	313,125	2019	313,125	4.24%	No	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	402	1,622	1,725	1,816	3,233
Kenwood Towne Centre	70%	157,716	2020	137,191	5.37%	No	2,517	2,659	2,784	2,964	3,131	6,470
Oakbrook Center	47%	201,702	2020	201,702	3.66%	No	—	—	—	—	—	—
Water Tower Place	47%	89,621	2020	76,626	4.85%	No	1,668	1,751	1,837	1,928	2,024	3,787
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	90	1,108	1,156	1,206	1,259	3,870
Village of Merrick Park	55%	98,334	2021	85,797	5.73%	No	1,434	1,520	1,595	1,706	1,808	4,474
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	103,428	2021	88,965	5.13%	No	1,689	1,778	1,858	1,972	2,077	5,089

DEBT DETAIL, AT SHARE(1) As of December 31, 2013 (In thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (2)	at Maturity	Coupon Rate	as of 12/31/2013 (3)	2014	2015	2016	2017	2018	Subsequent
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Carolina Place	50%	87,500	2023	75,542	3.84%	No	—	—	756	1,568	1,630	8,004
Galleria at Tyler	50%	96,869	2023	76,716	5.05%	No	1,624	1,708	1,796	1,889	1,987	11,149
Lake Mead and Buffalo	50%	2,237	2023	27	7.20%	No	168	181	194	209	224	1,234
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	1,996	11,270
The Shoppes at River Crossing	50%	38,675	2023	35,026	3.75%	No	—	—	—	—	510	3,139
The Trails Village Center	50%	6,242	2023	78	8.21%	No	447	485	527	571	620	3,514
Union Square Portfolio (7)	50%	25,000	2023	25,000	5.12%	No	—	—	—	—	—	—
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	—	804	2,477	15,833
Altamonte Mall	50%	80,000	2025	69,045	3.72%	No	—	—	—	—	1,062	9,893
Towson Town Center	35%	113,761	2025	97,713	3.82%	No	—	—	—	—	680	15,368
Unconsolidated Property Level		$3,018,030		$2,802,194	4.50%		$19,058	$15,164	$19,479	$21,943	$28,954	$111,238

Total Fixed - Property Level		$16,831,959		$15,304,154	4.54%		$180,383	$174,922	$194,295	$161,860	$157,097	$659,248

Consolidated Corporate
Arizona Two (HHC)	100%	$13,179	2015	$573	4.41%	Yes - Full	$6,444	$6,162	$—	$—	$—	$—
Consolidated Corporate		$13,179		$573	4.41%		$6,444	$6,162	$—	$—	$—	$—

Total Fixed Rate Debt		$16,845,138		$15,304,727	4.54%		$186,827	$181,084	$194,295	$161,860	$157,097	$659,248

Variable Rate

Consolidated Property Level
Columbia Mall	100%	$100,000	2018	$100,000	Libor + 175 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Columbiana Centre (8)	100%	130,816	2018	128,177	Libor + 250 bps	Yes - Full	—	—	746	1,393	500	—
Eastridge (WY) (8)	100%	48,228	2018	47,255	Libor + 250 bps	Yes - Full	—	—	275	514	184	—
Fallbrook Center (8)	100%	100,870	2018	98,835	Libor + 250 bps	Yes - Full	—	—	575	1,074	386	—
Grand Teton Mall (8)	100%	48,859	2018	47,873	Libor + 250 bps	Yes - Full	—	—	279	520	187	—
Mayfair (8)	100%	347,813	2018	340,796	Libor + 250 bps	Yes - Full	—	—	1,983	3,704	1,330	—
Market Place Shopping Center	100%	113,425	2018	113,425	Libor + 240 bps	None	—	—	—	—	—	—
Mondawmin Mall (8)	100%	81,011	2018	79,377	Libor + 250 bps	Yes - Full	—	—	461	863	310	—
North Town Mall (8)	100%	89,207	2018	87,407	Libor + 250 bps	Yes - Full	—	—	509	950	341	—
Oakwood (8)	100%	76,913	2018	75,362	Libor + 250 bps	Yes - Full	—	—	438	819	294	—
Oakwood Center (8)	100%	91,413	2018	89,569	Libor + 250 bps	Yes - Full	—	—	520	974	350	—
Pioneer Place (8)	100%	188,185	2018	184,389	Libor + 250 bps	Yes - Full	—	—	1,072	2,004	720	—
Red Cliffs Mall (8)	100%	30,261	2018	29,650	Libor + 250 bps	Yes - Full	—	—	173	322	116	—
River Hills Mall (8)	100%	76,283	2018	74,744	Libor + 250 bps	Yes - Full	—	—	435	812	292	—
Sooner Mall (8)	100%	78,931	2018	77,338	Libor + 250 bps	Yes - Full	—	—	450	841	302	—
Southwest Plaza (8)	100%	73,383	2018	71,902	Libor + 250 bps	Yes - Full	—	—	418	782	281	—
The Shops at Fallen Timbers (8)	100%	25,217	2018	24,709	Libor + 250 bps	Yes - Full	—	—	143	269	96	—
Consolidated Property Level		$1,700,815		$1,670,808	2.61%		$—	$—	$8,477	$15,841	$5,689	$—

DEBT DETAIL, AT SHARE(1) As of December 31, 2013 (In thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Maturity Year (2)	at Maturity	Coupon Rate	as of 12/31/2013 (3)	2014	2015	2016	2017	2018	Subsequent

Unconsolidated Property Level
Glendale Galleria	50%	$160,000	2017	$150,544	Libor + 250 bps	No	$—	$1,200	$4,764	$3,492	$—	$—
Union Square Portfolio (7)	50%	16,250	2018	16,250	Libor + 400 bps	No	—	—	—	—	—	—
Unconsolidated Property Level		$176,250		$166,794	2.81%		$—	$1,200	$4,764	$3,492	$—	$—

Consolidated Corporate
Junior Subordinated Notes Due 2041	100%	$206,200	2041	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.69%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,083,265		$2,043,802	2.54%		$—	$1,200	$13,241	$19,333	$5,689	$—

Total (9),(10)		$18,928,403		$17,348,529	4.32%		$186,827	$182,284	$207,536	$181,193	$162,786	$659,248

(1)              Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.

(2)              Assumes that all maturity extensions are exercised.

(3)              Total recourse to GGP or its subsidiaries of approximately $1.9 billion.

(4)              This asset has been transferred to the special servicer and has a total debt of $84.8 million.

(5)              Loan is cross-collateralized with other properties.

(6)              $45.0 million B-note is subordinate to return of GGP’s additional contributed equity.

(7)              Union Square Portfolio represents two retail properties.

(8)              Properties provide mortgage collateral as guarantors for $1.5 billion corporate borrowing and are crossed collateralized.

(9)              Excludes the $1.0 billion corporate revolver.  As of December 31, 2013 there was $51.8 million drawn.

(10)       Reflects amortization for the period subsequent to December 31, 2013.

Asset Transactions

ASSET TRANSACTIONS Summary of Transactions For the Twelve Months Ended December 31, 2013 (In thousands, except GLA)

	Property	Property	GGP	Total	Gross Proceeds	Debt	Net Proceeds
Closing Date	Name	Location	Ownership %	GLA	at Share	at Share	at Share
						($ in thousands)
Dispositions
December 2013	Senate Plaza	Harrisburg-Carlisle, PA	100.0%	241,946	$—	$10,747	$—
December 2013	Pine Ridge Mall	Pocatello, ID	100.0%	599,933	9,050	12,620	(4,277)
December 2013	Burlington Town Center	Burlington, VT	100.0%	359,316	25,000	24,387	352
October 2013	Eden Prairie Center	Eden Prairie (Minneapolis), MN	100.0%	1,136,421	100,000	71,613	18,962
September 2013	Aliansce Shopping Centers S.A.	Brazil	40.0%	6,323,943	n/a	n/a	629,484
May 2013	Plaza 800	Sparks (Reno), NV	100.0%	72,431	—	—	—
February 2013	Southlake Mall	Morrow, GA	100.0%	1,013,460	80,000	96,883	—
February 2013	Mall of the Bluffs	Council Bluffs, IA	100.0%	701,830	8,500	24,278	(18,094)

	Total			10,449,280	$222,550	$240,528	$626,427

Joint Venture Interest
May 2013	The Grand Canal Shoppes (49.9% share)	Las Vegas, NV	50.1%	773,551	$723,550	$311,875	$411,475

	Total			773,551	$723,550	$311,875	$411,475

Acquisitions
November 2013	Norwalk Development (Land)	Norwalk, CT	100.0%	n/a	$35,000	$—	$35,000
October 2013	200 Lafayette	New York, NY	100.0%	115,964	148,750	—	148,750
October 2013	830 N. Michigan Ave.	Chicago, IL	100.0%	126,075	166,000	—	166,000
September 2013	Union Square Portfolio (50% share)	San Francisco, CA	50.0%	58,703	81,539	41,250	40,289
June 2013	Quail Springs Mall (50% share)	Oklahoma City, OK	100.0%	1,139,400	90,498	34,991	55,507
March 2013	Village of Merrick Park (15% share)	Coral Gables, FL	55.0%	803,948	60,450	27,225	33,225

	Total			2,244,090	$582,237	$103,466	$478,771

ASSET TRANSACTIONS Discontinued Operations

Date of Disposition
2013 Dispositions

Malls
Pine Ridge Mall	December 2013
Burlington Town Center	December 2013
Eden Prairie Center	October 2013
Mall of the Bluffs	February 2013

International Properties
Aliansce Shopping Centers S.A. (Brazil)	September 2013

Stand Alone Offices, Strip Centers & Other Retail
Senate Plaza	December 2013
Plaza 800	May 2013
Southlake Mall	February 2013

2012 Dispositions
Malls
Capital Mall	December 2012
Harborplace	November 2012
Salem Center	October 2012
Southshore Mall	August 2012
Foothills Mall	July 2012
The Village of Cross Keys	March 2012
Stand Alone Offices, Strip Centers & Other Retail
Austin Bluffs Plaza	December 2012
Orem Plaza Center Street	December 2012
Orem Plaza State Street	December 2012
Owings Mills One and Two Corporate Center	December 2012
Woodlands Village	December 2012
River Pointe Plaza	November 2012
West Oaks Mall	November 2012
Summerlin Office Portfolio	September 2012
Fremont Plaza	September 2012
University Crossing	September 2012
Baskin Robbins	August 2012
Fort Union	August 2012
70 Columbia Corporate Center	August 2012
Boise Plaza	June 2012
Grand Traverse Mall	February 2012
Spin-off
Rouse Properties, Inc.	January 2012

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS Key Operating Performance Indicators As of and for the Twelve Months Ended December 31, 2013 (GLA in thousands)

GLA Summary (in thousands) (1),(2)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share (3)	% Leased
Consolidated Malls	88	38,031	13,071	35,975	87,077	1,101	1,491	89,669	53,192	96.9%
Unconsolidated Malls	31	15,026	3,080	14,787	32,893	471	914	34,278	9,581	97.6%
Same Store Malls	119	53,057	16,151	50,762	119,970	1,572	2,405	123,947	62,773	97.1%
Non-Same Store Malls	1	691	94	542	1,327	—	64	1,391	849	86.5%
Total Malls	120	53,748	16,245	51,304	121,297	1,572	2,469	125,338	63,622	97.0%

Non-Same Store Office, Strip, & Other Retail	19	1,624	820	706	3,150	1,338	755	5,243	3,730	74.8%
Total Properties	139	55,372	17,065	52,010	124,447	2,910	3,224	130,581	67,352	95.7%

Same Store Operating Metrics

			In-Place Rent
December 31, 2013 (1)	% Leased	% Occupied	<10K SF	All Less Anchors	Tenant sales	Occupancy Cost

Consolidated Malls	96.9%	96.4%	$67.61	$54.13	$520	13.4%
Unconsolidated Malls	97.6%	96.4%	80.42	66.75	677	12.2%
Same Store Malls	97.1%	96.4%	$71.29	$57.75	$564	13.0%

			In-Place Rent
December 31, 2012	% Leased	% Occupied	<10K SF	All Less Anchors	Tenant sales	Occupancy Cost

Consolidated Malls	95.8%	94.6%	$67.39	$52.84	$524	13.2%
Unconsolidated Malls	97.0%	95.7%	73.63	60.22	603	13.1%
Same Store Malls	96.1%	94.9%	$69.12	$54.87	$545	13.2%

(1)         Same Store metrics exclude one asset that is being de-leased in preparation for redevelopment.

(2)         See Property Schedule on pages 20-26 for individual property details.

(3)         Total GLA at Share includes assets at GGP ownership percentages and excludes tenant owned area.

PORTFOLIO OPERATING METRICS Signed Leases All Less Anchors As of December 31, 2013

All Leases - Lease Spread (1)

	Commencement 2013
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF

New and Renewal Leases	2,101	7,273,011	7.3	$59.53	$65.33
Percent in Lieu	36	191,632	N/A	N/A	N/A
Total Leases	2,137	7,464,643	7.3	$59.53	$65.33

	Commencement 2014
	# of Leases	SF	Term (in years)	Initial Rent PSF (2)	Average Rent PSF
New and Renewal Leases	745	3,385,741	7.7	$53.61	$58.59
Percent in Lieu	11	67,352	N/A	N/A	N/A
Total Leases	756	3,453,093	7.7	$53.61	$58.59

SUITE TO SUITE - Lease Spread (3)

	New and Renewal Leases (4)
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF	Expiring Rent PSF	Initial Rent Spread		Average Rent Spread
Commencement 2013	1,595	4,791,339	6.1	$64.29	$70.02	$57.25	$7.05	12.3%	$12.77	22.3%
Commencement 2014	561	2,080,711	5.5	$60.48	$65.53	$54.86	$5.62	10.2%	$10.67	19.4%
Total 2013/2014	2,156	6,872,050	6.0	$63.14	$68.66	$56.53	$6.61	11.7%	$12.13	21.5%

(1)              Represents signed leases that are scheduled to commence in the respective period.

(2)              Significant portion of signed leasing activity to date has been in greater than 10,000 SF leases.

(3)              Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite.  Suites are within 3,000 SF differences of each other.

(4)              Represents leases where downtime between the new and previous tenant was less than 9 months.

PORTFOLIO OPERATING METRICS Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent	Expiring Rent ($psf)
		(in thousands)		(in thousands)
Specialty Leasing	1,116	2,343	4.5%	$50,592	$22.35
2014	1,825	6,041	11.7%	325,050	56.95
2015	1,590	5,193	10.1%	315,150	62.74
2016	1,561	5,204	10.1%	340,761	66.62
2017	1,410	5,108	9.9%	327,208	65.37
2018	1,391	5,213	10.1%	364,395	71.49
2019	824	3,858	7.5%	268,630	70.29
2020	695	3,024	5.9%	200,766	66.90
2021	757	3,008	5.8%	212,786	71.70
2022	867	3,573	6.9%	255,066	71.95
Subsequent	1,425	8,961	17.5%	576,849	65.88
Total	13,461	51,526	100.0%	$3,237,253	$64.35

Top Ten Largest Tenants	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

Limited Brands, Inc.	Victoria’s Secret, Bath & Body Works, PINK	3.0%
The Gap, Inc.	Gap, Banana Republic, Old Navy	2.7%
Foot Locker, Inc	Footlocker, Champs Sports, Footaction USA	2.2%
Abercrombie & Fitch Stores, Inc	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.1%
Forever 21, Inc	Forever 21	1.9%
Express, Inc.	Express, Express Men	1.4%
Luxottica Group S.P.A.	Lenscrafters, Sunglass Hut, Pearle Vision	1.3%
American Eagle Outfitters, Inc	American Eagle, Aerie, Martin + Osa	1.3%
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.3%
LVMH	Louis Vuitton, Sephora	1.2%
Totals		18.4%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Malls
Ala Moana Center	Macy’s, Neiman Marcus, Nordstrom	100%	Honolulu, HI	958,985	829,114	200,000	14,042	362,689	2,364,830	99.3%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,927	320,202	162,790	—	—	752,919	98.1%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	504,919	—	597,223	—	—	1,102,142	98.5%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	442,330	96,605	720,931	—	—	1,259,866	99.9%
Bayside Marketplace		100%	Miami, FL	218,561	—	—	—	—	218,561	94.8%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	344,646	317,347	247,000	—	—	908,993	95.7%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Target	100%	Bellingham (Seattle), WA	435,761	100,400	237,910	—	—	774,071	99.2%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	422,882	425,556	247,714	114,687	—	1,210,839	98.0%
Brass Mill Center	Burlington, JCPenney, Macy’s, Sears	100%	Waterbury, CT	443,937	218,339	319,391	197,087	—	1,178,754	93.9%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	329,982	123,921	466,469	—	—	920,372	97.4%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	313,467	85,972	335,088	—	—	734,527	96.1%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	268,742	198,334	360,643	—	—	827,719	98.0%
Coral Ridge Mall	Dillard’s, JCPenney, Target, Younkers	100%	Coralville (Iowa City), IA	526,929	98,596	442,365	—	—	1,067,890	99.3%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears	100%	Albuquerque, NM	491,308	118,272	468,375	—	—	1,077,955	99.1%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	367,478	294,167	229,275	—	—	890,920	93.6%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	383,285	147,409	500,575	—	—	1,031,269	98.9%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	555,291	—	653,540	—	—	1,208,831	100.0%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	275,512	213,913	75,883	—	—	565,308	92.2%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	628,078	246,261	426,000	—	—	1,300,339	99.7%
Fashion Place	Dillard’s, Nordstrom	100%	Murray, UT	447,506	281,175	319,603	—	—	1,048,284	98.9%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Fashion Show	Dillard’s, Macy’s, Macy’s Mens, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	681,629	371,636	761,653	—	—	1,814,918	98.0%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	445,161	429,969	212,047	—	—	1,087,177	95.8%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	612,235	30,000	564,914	—	—	1,207,149	98.5%
Glenbrook Square	JCPenney, Macy’s, Sears, The Bon Ton	100%	Fort Wayne, IN	448,324	555,870	221,000	—	—	1,225,194	95.5%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	330,650	—	691,605	—	—	1,022,255	94.0%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	208,577	323,925	—	93,274	—	625,776	94.2%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	419,621	156,096	272,957	—	—	848,674	98.3%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	397,867	—	596,570	—	—	994,437	96.1%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	749,524	—	349,760	233,077	—	1,332,361	99.3%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	486,090	115,300	905,418	—	—	1,506,808	82.9%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	621,822	150,434	500,958	—	—	1,273,214	95.6%
Mall Of Louisiana	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	609,912	—	805,630	143,619	—	1,559,161	96.9%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	505,582	—	514,135	—	—	1,019,717	97.9%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	405,919	385,766	149,980	—	—	941,665	96.8%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	599,786	288,596	210,714	—	314,128	1,413,224	98.2%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	307,284	—	636,853	—	—	944,137	99.3%
Mondawmin Mall		100%	Baltimore, MD	355,681	—	—	—	65,352	421,033	99.7%
Newgate Mall	Dillard’s, Sears, Burlington	100%	Ogden (Salt Lake City), UT	345,187	218,874	118,919	—	—	682,980	93.0%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	430,249	539,850	363,151	—	—	1,333,250	96.2%
North Star Mall	Dillard’s, JCPenney, Macy’s, Saks Fifth Avenue	100%	San Antonio, TX	549,397	173,198	522,126	—	—	1,244,721	100.0%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	629,514	—	824,443	—	—	1,453,957	99.2%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Northtown Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Spokane, WA	381,998	310,859	242,392	—	—	935,249	90.9%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	257,042	149,326	454,860	—	—	861,228	95.0%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	392,486	—	514,028	—	—	906,514	93.8%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	403,280	116,620	298,224	—	—	818,124	95.0%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	406,142	220,824	315,760	—	—	942,726	96.1%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	356,145	156,000	411,210	—	—	923,355	96.0%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	305,901	—	459,057	—	—	764,958	97.1%
Park City Center	The Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	522,264	514,917	384,980	—	—	1,422,161	96.1%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	473,393	—	581,457	—	—	1,054,850	98.6%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	295,879	—	422,615	—	12,600	731,094	94.6%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington	100%	Monroe, LA	349,754	83,398	532,038	—	—	965,190	96.1%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	346,165	395,219	386,056	—	—	1,127,440	96.2%
Pioneer Place		100%	Portland, OR	337,402	—	—	—	287,466	624,868	92.2%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	312,349	124,547	61,873	—	—	498,769	93.7%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	745,940	—	513,816	—	—	1,259,756	98.7%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,172	285,479	206,241	—	—	791,892	84.7%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Von Maur	100%	Oklahoma City, OK	451,807	160,000	505,596	—	—	1,117,403	95.1%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	147,131	235,031	—	57,304	—	439,466	97.0%
Ridgedale Center	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Minnetonka, MN	315,742	—	702,380	—	—	1,018,122	96.6%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,553	189,559	174,383	—	—	716,495	98.5%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	630,248	—	635,625	—	476	1,266,349	97.0%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	282,980	170,625	186,359	—	—	639,964	85.5%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	220,953	129,823	137,082	—	—	487,858	99.7%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	349,897	126,243	251,366	138,002	—	865,508	94.5%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	535,977	—	657,363	83,151	—	1,276,491	96.7%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	420,331	160,505	267,788	—	55,563	904,187	99.0%
The Crossroads	Burlington, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	265,758	—	502,960	—	—	768,718	98.4%
The Gallery At Harborplace		100%	Baltimore, MD	130,839	—	—	—	282,890	413,729	88.4%
The Maine Mall	The Bon Ton, JCPenney, Macy’s, Sears	100%	South Portland, ME	505,498	120,844	377,662	—	—	1,004,004	100.0%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	571,578	212,847	587,321	—	—	1,371,746	99.3%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	100%	Gainesville, FL	343,859	233,367	324,500	—	—	901,726	97.0%
The Parks At Arlington	Dillard’s, JCPenney, Macy’s, Sears	100%	Arlington (Dallas), TX	696,801	—	748,945	—	—	1,445,746	98.5%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	516,378	—	512,611	—	—	1,028,989	97.0%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	324,396	—	261,502	—	—	585,898	97.2%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	592,760	—	627,597	—	70,178	1,290,535	99.0%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	94%	Durham, NC	607,088	—	726,347	—	—	1,333,435	99.1%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Nordstrom	100%	Woodlands (Houston), TX	594,956	—	713,438	—	39,471	1,347,865	99.2%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	414,027	—	809,386	—	—	1,223,413	97.7%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	616,224	—	641,458	27,305	—	1,284,987	97.5%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	303,081	—	511,933	—	—	815,014	95.8%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	516,918	147,792	509,176	—	—	1,173,886	99.3%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	172,494	257,000	—	—	—	429,494	98.7%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Westlake Center		100%	Seattle, WA	78,515	—	—	—	—	78,515	92.3%
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	537,510	—	529,036	—	—	1,066,546	95.7%
White Marsh Mall	JCPenney, Macy’s, Macy’s Home Store, Sears, Boscov’s	100%	Baltimore, MD	437,081	257,345	466,011	—	—	1,160,437	94.2%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	491,100	2,060	1,028,000	—	—	1,521,160	99.0%
Woodbridge Center	Boscov’s, JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	650,471	455,739	560,935	—	—	1,667,145	95.1%
Total Consolidated Malls			Count: 88	38,030,800	13,071,066	35,974,975	1,101,548	1,490,813	89,669,202	96.9%

Unconsolidated Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	577,776	—	705,898	—	—	1,283,674	97.8%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	479,604	158,658	519,890	—	—	1,158,152	95.5%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	395,555	150,525	352,351	93,799	—	992,230	98.3%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	385,810	277,404	496,098	—	—	1,159,312	98.4%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	470,247	—	641,312	—	—	1,111,559	100.0%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	590,985	—	774,842	—	—	1,365,827	97.0%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	507,791	—	619,048	—	—	1,126,839	97.7%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	388,276	—	552,407	—	—	940,683	93.3%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	545,226	—	468,208	—	—	1,013,434	99.8%
Glendale Galleria	JCPenney, Macy’s, Target, Bloomingdale’s	50%	Glendale, CA	496,972	115,000	575,000	—	138,511	1,325,483	98.2%
Kenwood Towne Centre (5)	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	518,973	240,656	400,665	—	—	1,160,294	98.7%
Mizner Park	Lord & Taylor	50%	Boca Raton, FL	177,519	79,822	—	—	260,275	517,616	92.0%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears, Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	740,335	194,558	753,092	—	—	1,687,985	96.0%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	410,305	188,394	418,595	—	—	1,017,294	96.7%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	477,098	126,000	410,277	—	—	1,013,375	97.8%
Oakbrook Center	Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	47%	Oak Brook (Chicago), IL	818,643	322,033	751,912	—	239,292	2,131,880	99.1%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	495,050	—	140,000	—	—	635,050	96.8%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	742,417	—	823,000	—	—	1,565,417	99.2%
Perimeter Mall	Dillard’s, Macy’s, Nordstrom, Von Maur	50%	Atlanta, GA	504,340	222,056	831,218	—	—	1,557,614	95.9%
Pinnacle Hills Promenade	Dillard’s, JCPenney	50%	Rogers, AR	360,012	98,540	162,140	376,550	51,903	1,049,145	95.7%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue	55%	St. Louis, MO	222,245	125,669	135,044	—	—	482,958	95.6%
Riverchase Galleria	Belk, JCPenney, Macy’s, Sears, Von Maur	50%	Hoover (Birmingham), AL	562,338	400,119	610,026	—	—	1,572,483	97.5%
Saint Louis Galleria (6)	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	465,244	—	714,052	—	—	1,179,296	96.8%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	785,925	—	865,192	—	—	1,651,117	99.7%
The Grand Canal Shoppes	Barneys New York	50%	Las Vegas, NV	639,572	84,743	—	—	34,414	758,729	99.8%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	373,818	—	333,219	—	—	707,037	98.5%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	598,301	—	419,129	—	—	1,017,430	97.2%
Village Of Merrick Park	Neiman Marcus, Nordstrom	55%	Coral Gables, FL	383,537	—	330,000	—	101,263	814,800	93.6%
Water Tower Place	Macy’s	47%	Chicago, IL	391,604	296,128	—	—	88,809	776,541	97.6%
Whaler’s Village		50%	Lahaina, HI	105,840	—	—	—	—	105,840	100.0%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	415,036	—	984,372	—	—	1,399,408	99.2%
Total Unconsolidated Malls			Count: 31	15,026,394	3,080,305	14,786,987	470,349	914,467	34,278,502	97.6%
Total Same Store Malls (7)			Count: 119	53,057,194	16,151,371	50,761,962	1,571,897	2,405,280	123,947,704	97.1%

Non-Same Store Malls
Southwest Plaza (9)	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton, CO	691,271	93,630	541,851	—	63,968	1,390,720	86.5%
Total Malls			Count: 120	53,748,465	16,245,001	51,303,813	1,571,897	2,469,248	125,338,424	97.0%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Non-Same Store Office, Strip, & Other Retail
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	87,363	93,863	91.2%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	104,793	104,793	90.7%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,253	143,418	85.4%
40 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	136,420	136,420	88.8%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	111,511	119,261	100.0%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,082	102,082	95.1%
Columbia Bank Drive Thru		100%	Columbia, MD	17,000	—	—	—	—	17,000	100.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,392	—	144,691	100.0%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	875,642	—	875,642	93.0%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	95.8%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,565	—	118,565	95.2%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	93.7%
200 Lafayette		100%	New York, NY	32,188	—	—	—	83,776	115,964	0.0%
830 N. Michigan Ave.		100%	Chicago, IL	126,075	—	—	—	—	126,075	51.5%
Union Square		50%	San Francisco, CA	59,243	—	—	—	—	59,243	99.1%
Shopping Leblon (3)		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	247,635	—	—	—	—	247,635	95.2%
Owings Mills Mall (2)	JCPenney, Macy’s	51%	Owings Mills, MD	438,005	340,000	307,037	—	—	1,085,042	41.2%
Regency Square Mall (8)	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	539,636	479,846	399,155	—	—	1,418,637	37.9%
Non-Same Store Office, Strip, & Other Retail			Count: 19	1,623,487	819,846	706,192	1,338,314	755,198	5,243,037	74.8%

(1)	For stand alone offices, office occupancy is presented.
(2)	The Owings Mills Mall space is currently de-leased in preparation for future opportunities.
(3)	GGP’s investment in Brazil is through an ownership interest in Leblon. For this property, only Mall and Freestanding GLA is presented.
(4)	Third party managed strip center.
(5)	Ownership percentage includes retained debt of $91.8 million.
(6)	Ownership of the St. Louis Galleria is more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.
(7)	Refer to page 17 (Key Operating Performance Indicators).
(8)	This asset has been transferred to the special servicer.
(9)	Southwest Plaza is currently being de-leased in preparation for planned redevelopment.

Miscellaneous

MISCELLANEOUS Capital Information (in thousands, except per share amounts)

December 31, 2013

Closing common stock price per share	$20.07
52 Week High (1)	23.33
52 Week Low (1)	18.63

Portfolio Net Debt, At Share
Portfolio Debt
Fixed	$16,845,138
Variable (2)	2,135,065
Total Portfolio Debt	18,980,203
Less: Cash and Cash Equivalents	(697,536)
Portfolio Net Debt	$18,282,667

Portfolio Capitalization Data
Portfolio Net Debt	$18,282,667
Preferred Securities:
Convertible Preferred Units at 6.50%	26,638
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	80,110
Preferred Stock at 6.375%	250,000
Other Preferred Stock	360
Total Preferred Securities	$382,241

Common stock and Operating Partnership units outstanding at end of period (3)	$18,384,702
Total Market Capitalization at end of period	$37,049,610

(1)	52-week pricing information includes the intra-day highs and lows.
(2)	Includes Corporate Revolver of $51.8 million.
(3)

Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624 multiplied by the closing share price.

MISCELLANEOUS Change in Total Common and Equivalent Shares

Rollforward of Shares to December 31, 2013	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
		(In thousands)
Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2012	6,406	939,049	945,455
Common Unit Cash Conversion	(1,757)	—	(1,757)
DRIP	—	29	29
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	327	327
Issuance of stock for employee stock purchase program	—	135	135
Buyback of common stock		(28,345)	(28,345)
Common Shares and OP Units Outstanding at December 31, 2013	4,649	911,195	915,844

Common Shares issuable assuming exercise of warrants (1)		45,685
Common Shares issuable assuming exercise of in-the-money stock options (2)		3,226
Common Shares issuable assuming exchange of OP Units		4,834
Diluted Common Shares and OP Units Outstanding at December 31, 2013		964,940

	Three Months Ended		Twelve Months Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	(In thousands)
Weighted average number of company shares outstanding	911,185	938,806	930,643	938,049
Weighted average number of stock options(3)	3,474	—	3,425	—
Weighted average number of GAAP dilutive warrants(4)	46,106	—	—	—
Diluted weighted average number of Company shares outstanding - GAAP EPS	960,765	938,806	934,068	938,049

Weighted average number of common units	6,331	6,710	6,434	6,819
Weighted average number of stock options(3)		2,899		2,352
Weighted average number of warrants(4)		67,992	46,724	61,065
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	967,096	1,016,407	987,226	1,008,285

(1)         GGP has 73.9 million warrants outstanding convertible to 1.1509 Common Shares with a weighted average exercise price of $9.2936, with a scheduled expiration of November 9, 2017.  16.4 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.

Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of December 13, 2013 (5)		Impact of settling warrants via net share settlement (6)
57,500,000	$9.3419	Nov 9, 2017	Reduces exercise price to $9.3419	Increases number of Common shares per warrant to 1.1509	Net share: 66,176,750 x [20.07 - 9.3419] /20.07 = 35,373,732 shares delivered
16,428,571	$9.1247	Nov 9, 2017	Reduces exercise price to $9.1247	Increases number of Common shares per warrant to 1.1509	Net share: 18,907,642 x [20.07 - 9.1247] /20.07 = 10,311,401 shares delivered
73,928,571	$9.2936				45,685,133 shares delivered

(2)	The options are included at net share settlement.
(3)	The impact of the stock options are dilutive under GAAP and FFO in 2013. The impact of stock options are anti-dilutive under GAAP, but dilutive for FFO in 2012.
(4)

The impact of the warrants are anti-dilutive under GAAP, but dilutive for FFO on a year to date basis in 2013, and on a year to date and quarter to date basis in 2012. The impact of the warrants are dilutive under GAAP and for FFO on a quarter to date basis in 2013.

(5)	Based on dividend of $0.14 per share issued to stockholders of record on December 13, 2013.
(6)	Based on stock price of $20.07 on December 31, 2013.

MISCELLANEOUS Development Summary

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date (1)	Expected Return on Investment (2)	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Open
Northridge	The Sports Authority, Yardhouse and Plaza	100%	$12.2	$11.3	14%	Open
Northridge, CA

Fashion Show	Addition of Macy’s Men’s and inline	100%	34.8	31.0	23%	Open
Las Vegas, NV

Oakwood Center	West wing redevelopment and Dick’s Sporting Goods	100%	19.0	13.9	9%	Open
Gretna, LA

Glendale Galleria (3) Glendale, CA	Addition of Bloomingdale’s, remerchandising, business development and renovation	50%	51.7	39.8	12%	Open

The Mall in Columbia	Lifestyle expansion	100%	23.6	12.1	12%	Open
Columbia, MD

Oakbrook Center Oakbrook, IL	Conversion of former anchor space into Container Store, Pirch and inline	47%	15.0	9.5	10%	Open

Other Projects	Redevelopment projects at various malls	N/A	128.5	108.2	9%	Open
Various Malls

	Total Open Projects		$284.8	$225.8	12%

Under Construction
The Woodlands (3)	Addition of Nordstrom in former Sears box	100%	$44.7	$28.6	7-9%	Q3 2014
Woodlands, TX

Mayfair Mall (3)	Nordstrom	100%	72.3	2.7	6-8%	Q3 2015
Wauwatosa, WI

Ridgedale Center (3) Minnetonka, MN	Nordstrom, Macy’s Expansion, New Inline GLA and renovation	100%	106.2	15.7	8-9%	Q3 2015

Ala Moana Center Honolulu, HI	Demolish existing Sears store and expand mall, adding anchor, box and inline tenants and reconfigure center court	100%	573.2	239.9	9-10%	Q4 2015

Other Projects	Redevelopment projects at various malls	N/A	171.8	54.3	8-9%	Various
Various Malls

	Total Projects Under Construction		$968.2	$341.2	9-11%

MISCELLANEOUS Development Summary

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date (1)	Expected Return on Investment (2)	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Projects in Pipeline
Baybrook Mall	Expansion	53%	$76.3	$0.5	9-10%	TBD
Friendswood, TX

Southwest Plaza	Redevelopment	100%	72.6	1.2	9-10%	TBD
Littleton, CO

Staten Island Mall	Expansion	100%	156.1	1.2	10-11%	TBD
Staten Island, NY

New Mall Development	Ground up mall development	100%	285.0	35.4	8-10%	TBD
Norwalk, CT

Ala Moana Center	Nordstrom box repositioning	100%	85.0	—	9-10%	TBD
Honolulu, HI

Other Projects	Redevelopment projects at various malls	N/A	219.5	20.0	9-10%	TBD
Various Malls

	Total Projects in Pipeline		$894.5	$58.3	8-10%

	Total Development Summary		$2,147.5	$625.3	9-11%

(1)         Projected costs and investments to date exclude capitalized interest and overhead.

(2)         Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions.  Actual costs may vary.

(3)         Project ROI includes income related to uplift on existing space.

MISCELLANEOUS Capital Expenditures

Expenditures ($ in thousands)

	Twelve Months Ended December 31, 2013	Twelve Months Ended December 31, 2012

Capital expenditures (1)	$146,315	$129,119
Tenant allowances and capitalized leasing costs (2)	131,802	139,247
Total	$278,117	$268,366

(1) Reflects only non-tenant operating capital expenditures.

(2) Reflects tenant allowances on current operating properties.

MISCELLANEOUS Corporate Information

Reporting Calendar

Results for year end will be announced according to the following approximate schedule:

Quarter	Earnings Release Date	Earnings Call Date
Q1 2014	April 28, 2014	April 29, 2014
Q2 2014	July 28, 2014	July 29, 2014
Q3 2014	October 27, 2014	October 28, 2014

Stock Information

Common Stock

NYSE:  GGP

6.375% Series A Cumulative Redeemable Perpetual Preferred Stock (Series A Preferred Stock)

NYSE:  GGP PrA

Security	Quarter	Declaration Date	Record Date	Date Payable or Paid	Dividend per Share
Common Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.1400
Common Stock	Q3 2013	July 29, 2013	October 15, 2013	October 29, 2013	$0.1300
Common Stock	Q2 2013	May 10, 2013	July 16, 2013	July 30, 2013	$0.1200
Common Stock	Q1 2013	February 4, 2013	April 16, 2013	April 30, 2013	$0.1200
Common Stock	Q4 2012	November 20, 2012	December 14, 2012	January 4, 2013	$0.1100
Series A Preferred Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.3984
Series A Preferred Stock	Q3 2013	July 29, 2013	September 13, 2013	October 1, 2013	$0.3984
Series A Preferred Stock	Q2 2013	May 10, 2013	June 14, 2013	July 1, 2013	$0.3984
Series A Preferred Stock	Q1 2013	March 5, 2013	March 15, 2013	April 1, 2013	$0.2125

Investor Relations	Media Contact	Transfer Agent

Kevin Berry	David Keating	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	Vice President, Corporate Communications	6201 15th Avenue
Phone (312) 960-5529	Phone (312) 960-6325	Brooklyn, NY 11219
Kevin.berry@ggp.com	david.keating@ggp.com	Phone: (866) 627-2643
Foreign Investor Line:
+1 718 921-8124

MISCELLANEOUS Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Same Store NOI	Company NOI that excludes the periodic effects of acquisitions, dispositions, changes in ownership and certain redevelopments and other properties.

Non-Same Store	Includes the periodic effects of acquisitions, changes in ownership, certain redevelopment and other properties.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.